Exhibit 99.1

EchoStar Announces Fourth Quarter and Full Year 2016 Results

Englewood, CO, February 24, 2017—EchoStar Corporation (NASDAQ: SATS) today announced its financial results for the fourth quarter and full year ended December 31, 2016.

Fourth Quarter 2016 Financial Highlights:

•	Consolidated revenues of $740 million.

•	Consolidated net income of $39 million.

•	Consolidated net income attributable to EchoStar common stock of $38 million and diluted earnings per share of $0.40.

•	Consolidated EBITDA of $229 million (see reconciliation of this non-GAAP measure below).

•	Approximately 1,036,000 Hughes consumer broadband subscribers as of December 31, 2016.

Full Year Ended December 31, 2016 Financial Highlights:

•	Consolidated revenue of $3.06 billion.

•	Consolidated net income of $181 million.

•	Consolidated net income attributable to EchoStar common stock of $182 million and diluted earnings per share of $1.92.

•	Consolidated EBITDA of $884 million (see reconciliation of this non-GAAP measure below).

•	Strong liquidity with cash, cash equivalents and current marketable investment securities of $3.09 billion as of December 31, 2016

Set forth below is a table highlighting certain of EchoStar’s segment results for the three and twelve months ended December 31, 2016 and 2015:

	For the Three Months Ended December 31,		For the Years Ended December 31,
	2016	2015	2016	2015
	(Dollars in thousands)
Revenue
Hughes	$370,910	$347,146	$1,392,361	$1,347,340
EchoStar Technologies Corp.	266,082	325,101	1,249,197	1,298,198
EchoStar Satellite Services	101,741	116,304	407,660	490,591
All Other & Eliminations	1,660	2,036	7,512	7,585
Total	$740,393	$790,587	$3,056,730	$3,143,714

EBITDA
Hughes	$109,937	$100,415	$427,802	$396,684
EchoStar Technologies Corp.	32,123	25,981	89,549	106,745
EchoStar Satellite Services	83,784	98,430	339,496	412,607
All Other & Eliminations	3,243	(2,084)	26,684	(50,683)
Total	$229,087	$222,742	$883,531	$865,353

Net income (loss) attributable to EchoStar common stock	$38,222	$66,296	$181,673	$163,700
Diluted earnings per share (in dollars)	$0.40	$0.71	$1.92	$1.75
Net income	$38,930	$62,402	$180,692	$149,371

Capital expenditures	$188,672	$223,368	$698,254	$703,520

The following table reconciles total consolidated net income to EBITDA.

	For the Three Months Ended December 31,		For the Years Ended December 31,
	2016	2015	2016	2015
	(In thousands)
Net income	$38,930	$62,402	$180,692	$149,371

Interest income and expense, net	35,615	23,397	102,381	111,637
Income tax provision, net	31,088	6,360	106,152	72,201
Depreciation and amortization	124,196	129,611	495,068	528,158
Net (income) loss attributable to noncontrolling interest in HSS Tracking Stock and other noncontrolling interests	(742)	972	(762)	3,986
EBITDA	$229,087	$222,742	$883,531	$865,353

Note on Use of Non-GAAP Financial Measures

EBITDA is defined as “Net income” excluding “Interest expense, net of amounts capitalized,” “Interest income”, “Income tax provision” and “Depreciation and amortization.” EBITDA is not a measure determined in accordance with US GAAP. This non-GAAP measure is reconciled to net income in the table above. EBITDA should not be considered in isolation or as a substitute for operating income, net income or any other measure determined in accordance with GAAP. EBITDA is used by our management as a measure of operating efficiency and overall financial performance for benchmarking against our peers and competitors. Management believes EBITDA provides meaningful supplemental information regarding the underlying operating performance of our business. Management also believes that EBITDA is useful to investors because it is frequently used by securities analysts, investors, and other interested parties to evaluate the performance of companies in our industry.

The consolidated financial statements of EchoStar for the periods ended December 31, 2016 and 2015 are attached to this press release. Detailed financial data and other information are available in EchoStar’s Annual Report on Form 10-K for the period ended December 31, 2016 filed today with the Securities and Exchange Commission.

EchoStar will host its earnings conference call on Friday, February 24, 2017 at 10:00 a.m. Eastern Time. The call-in numbers are (877) 815-1625 (toll-free) and (716) 247-5178 (international), Conference ID # 69523685.

About EchoStar Corporation

EchoStar Corporation (NASDAQ: SATS) is a premier global provider of satellite and video delivery solutions. Headquartered in Englewood, Colo., and conducting business around the globe, EchoStar is a pioneer in secure communications technologies through its EchoStar Satellite Services, EchoStar Technologies Corporation, and Hughes Network Systems business segments.

Safe Harbor Statement under the US Private Securities Litigation Reform Act of 1995
This press release may contain statements that are forward looking, as that term is defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this release, the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “project,” “plans,” and similar expressions and the use of future dates are intended to identify forward‑looking statements. Although management believes that the expectations reflected in these forward‑looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no responsibility for the accuracy of forward-looking statements or information or for updating forward-looking information or statements. These statements are subject to certain risks, uncertainties, and assumptions. See “Risk Factors” in EchoStar’s Annual Report on Form 10-K for the period ended December 31, 2016, filed today with the Securities and Exchange Commission and in the other documents EchoStar files with the Securities and Exchange Commission from time to time.

###

Contact Information

EchoStar Investor Relations	EchoStar Media Relations
Deepak V. Dutt Phone: +1 301-428-1686 Email: deepak.dutt@echostar.com	Janet Gipson Phone: +1 303-706-5555 Email: janet.gipson@echostar.com

ECHOSTAR CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands, except share amounts)

	As of December 31,
	2016	2015
Assets
Current Assets:
Cash and cash equivalents	$2,571,143	$924,240
Marketable investment securities, at fair value	522,516	612,338
Trade accounts receivable, net of allowance for doubtful accounts of $13,400 and $12,485, respectively	209,788	179,240
Trade accounts receivable - DISH Network, net of allowance for doubtful accounts of zero	278,615	277,159
Inventory	72,444	67,010
Prepaids and deposits	57,919	56,949
Other current assets	10,862	16,723
Total current assets	3,723,287	2,133,659
Noncurrent Assets:
Restricted cash and marketable investment securities	12,926	21,002
Property and equipment, net of accumulated depreciation of $3,407,470 and $2,998,074, respectively	3,669,303	3,412,990
Regulatory authorizations, net	544,633	543,812
Goodwill	510,630	510,630
Other intangible assets, net	88,454	132,653
Investments in unconsolidated entities	197,219	209,264
Other receivable - DISH Network	90,586	90,966
Other noncurrent assets, net	171,821	154,510
Total noncurrent assets	5,285,572	5,075,827
Total assets	$9,008,859	$7,209,486
Liabilities and Stockholders’ Equity
Current Liabilities:
Trade accounts payable	$189,815	$213,671
Trade accounts payable - DISH Network	5,032	24,682
Current portion of long-term debt and capital lease obligations	37,307	35,698
Deferred revenue and prepayments	62,956	61,881
Accrued compensation	58,106	42,767
Accrued interest	46,504	8,596
Accrued royalties	23,199	22,531
Accrued expenses and other	108,519	117,005
Total current liabilities	531,438	526,831
Noncurrent Liabilities:
Long-term debt and capital lease obligations, net of unamortized debt issuance costs	3,622,879	2,156,667
Deferred tax liabilities, net	754,020	650,392
Other noncurrent liabilities	93,717	93,954
Total noncurrent liabilities	4,470,616	2,901,013
Total liabilities	5,002,054	3,427,844
Commitments and Contingencies (Note 16)
Stockholders’ Equity:
Preferred Stock, $.001 par value, 20,000,000 shares authorized:
Hughes Retail Preferred Tracking Stock, $.001 par value, 13,000,000 shares authorized, 6,290,499 issued and outstanding at each of December 31, 2016 and 2015	6	6
Common stock, $.001 par value, 4,000,000,000 shares authorized:
Class A common stock, $.001 par value, 1,600,000,000 shares authorized, 52,243,465 shares issued and 46,711,147 shares outstanding at December 31, 2016 and 51,087,839 shares issued and 45,555,521 shares outstanding at December 31, 2015	52	51
Class B common stock, $.001 par value, 800,000,000 shares authorized, 47,687,039 shares issued and outstanding at each of December 31, 2016 and 2015	48	48
Class C common stock, $.001 par value, 800,000,000 shares authorized, none issued and outstanding at each of December 31, 2016 and 2015	—	—
Class D common stock, $.001 par value, 800,000,000 shares authorized, none issued and outstanding at each of December 31, 2016 and 2015	—	—
Additional paid-in capital	3,828,677	3,776,451
Accumulated other comprehensive loss	(124,803)	(117,233)
Accumulated earnings	314,247	134,317
Treasury stock, at cost	(98,162)	(98,162)
Total EchoStar stockholders’ equity	3,920,065	3,695,478
Noncontrolling interest in HSS Tracking Stock	73,910	74,854
Other noncontrolling interests	12,830	11,310
Total stockholders’ equity	4,006,805	3,781,642
Total liabilities and stockholders’ equity	$9,008,859	$7,209,486

ECHOSTAR CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(In thousands, except per share amounts)

	For the Years Ended December 31,
	2016	2015	2014
Revenue:
Services and other revenue - DISH Network	$888,603	$918,301	$828,612
Services and other revenue - other	1,109,597	1,103,928	1,096,938
Equipment revenue - DISH Network	711,289	763,184	1,145,979
Equipment revenue - other	347,241	358,301	374,049
Total revenue	3,056,730	3,143,714	3,445,578
Costs and Expenses:
Cost of sales - services and other (exclusive of depreciation and amortization)	844,498	856,065	838,918
Cost of sales - equipment (exclusive of depreciation and amortization)	891,108	948,655	1,288,998
Selling, general and administrative expenses	385,634	374,116	372,010
Research and development expenses	76,024	78,287	60,886
Depreciation and amortization	495,068	528,158	556,676
Impairment of long-lived assets	—	2,400	—
Total costs and expenses	2,692,332	2,787,681	3,117,488
Operating income	364,398	356,033	328,090
Other Income (Expense):
Interest income	21,249	10,429	9,102
Interest expense, net of amounts capitalized	(123,630)	(122,066)	(171,349)
Loss from partial redemption of debt	—	(5,044)	—
Gains (losses) on marketable investment securities, net	9,767	(6,443)	41
Other-than-temporary impairment loss on available-for-sale securities	—	(11,226)	—
Equity in earnings of unconsolidated affiliates, net	13,310	1,895	8,198
Other, net	1,750	(2,006)	4,251
Total other expense, net	(77,554)	(134,461)	(149,757)
Income before income taxes	286,844	221,572	178,333
Income tax provision, net	(106,152)	(72,201)	(30,784)
Net income	180,692	149,371	147,549
Less: Net loss attributable to noncontrolling interest in HSS Tracking Stock	(944)	(5,603)	(6,714)
Less: Net income attributable to other noncontrolling interests	1,706	1,617	1,389
Net income attributable to EchoStar	179,930	153,357	152,874
Less: Net loss attributable to Hughes Retail Preferred Tracking Stock (Note 4)	(1,743)	(10,343)	(12,394)
Net income attributable to EchoStar common stock	$181,673	$163,700	$165,268

Weighted-average common shares outstanding - Class A and B common stock:
Basic	93,795	92,397	91,190
Diluted	94,410	93,466	92,616
Earnings per share - Class A and B common stock:
Basic	$1.94	$1.77	$1.81
Diluted	$1.92	$1.75	$1.78

Comprehensive Income (Loss)
Net income	$180,692	$149,371	$147,549
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	(11,315)	(62,731)	(31,935)
Recognition of foreign currency translation loss in net income	—	1,889	—
Unrealized gains (losses) on available-for-sale securities and other	9,149	(12,046)	(9,462)
Recognition of other-than-temporary loss on available-for-sale securities in net income	—	11,226	—
Recognition of realized gains on available-for-sale securities in net income	(5,590)	(35)	(41)
Total other comprehensive loss, net of tax	(7,756)	(61,697)	(41,438)
Comprehensive income	172,936	87,674	106,111
Less: Comprehensive loss attributable to noncontrolling interest in HSS Tracking Stock	(944)	(5,603)	(6,714)
Less: Comprehensive income attributable to other noncontrolling interests	1,520	1,297	1,152
Comprehensive income attributable to EchoStar	$172,360	$91,980	$111,673

ECHOSTAR CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	For the Years Ended December 31,
	2016	2015	2014
Cash Flows from Operating Activities:
Net income	$180,692	$149,371	$147,549
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation and amortization	495,068	528,158	556,676
Impairment of long-lived assets	—	2,400	—
Loss from partial redemption of debt	—	5,044	—
Losses (gains) and impairment on marketable investment securities, net	(9,767)	17,669	(41)
Equity in earnings of unconsolidated affiliates, net	(13,310)	(1,895)	(8,198)
Stock-based compensation	15,234	21,839	14,683
Deferred tax provision	98,148	56,132	31,742
Dividends received from unconsolidated entities	15,000	5,000	7,400
Proceeds from sale of trading securities	7,140	380	17,053
Changes in current assets and current liabilities, net:
Trade accounts receivable, net	(26,942)	(38,452)	(17,073)
Trade accounts receivable - DISH Network	(1,456)	(25,490)	104,051
Inventory	(4,814)	(4,906)	2,608
Other current assets	2,263	6,499	9,930
Trade accounts payable	(24,571)	37,228	(22,230)
Trade accounts payable - DISH Network	(19,650)	(7,792)	(26,508)
Accrued expenses and other	55,998	1,477	26,469
Changes in noncurrent assets and noncurrent liabilities, net	9,459	1,616	(8,305)
Other, net	24,851	22,173	4,325
Net cash flows from operating activities	803,343	776,451	840,131
Cash Flows from Investing Activities:
Purchases of marketable investment securities	(921,247)	(536,430)	(1,523,514)
Sales and maturities of marketable investment securities	1,001,166	1,057,034	1,353,157
Expenditures for property and equipment	(722,341)	(809,270)	(680,026)
Refunds and other receipts related to capital expenditures	24,087	105,750	—
Changes in restricted cash and marketable investment securities	8,076	(2,057)	(2,808)
Investments in unconsolidated entities	(1,636)	(64,655)	(18,569)
Acquisition of regulatory authorization	—	(3,428)	—
Expenditures for externally marketed software	(23,252)	(22,327)	(22,955)
Other, net	2,880	72	7,125
Net cash flows from investing activities	(632,267)	(275,311)	(887,590)
Cash Flows from Financing Activities:
Proceeds from issuance of long-term debt	1,500,000	—	—
Payments of debt issuance costs	(7,097)	—	—
Repayment of 6 1/2% Senior Secured Notes Due 2019 and related premium	—	(113,300)	—
Repayment of debt and capital lease obligations	(40,364)	(44,804)	(63,122)
Net proceeds from Class A common stock options exercised and stock issued under the Employee Stock Purchase Plan	27,432	38,729	28,857
Net proceeds from issuance of Tracking Stock (Note 4)	—	—	7,526
Excess tax benefit from stock option exercises	848	3,929	(7,252)
Other, net	(5,130)	(4,811)	(1,105)
Net cash flows from financing activities	1,475,689	(120,257)	(35,096)
Effect of exchange rates on cash and cash equivalents	138	(5,696)	(2,511)
Net increase (decrease) in cash and cash equivalents	1,646,903	375,187	(85,066)
Cash and cash equivalents, beginning of period	924,240	549,053	634,119
Cash and cash equivalents, end of period	$2,571,143	$924,240	$549,053
Supplemental Disclosure of Cash Flow Information:
Cash paid for interest (including capitalized interest)	$172,707	$179,114	$188,087
Capitalized interest	$94,395	$63,808	$23,774
Cash paid for income taxes	$11,700	$6,394	$14,221
Employee benefits paid in Class A common stock	$11,126	$10,711	$10,316
Property and equipment financed under capital lease obligations	$7,652	$8,604	$3,312
Increase (decrease) in capital expenditures included in accounts payable, net	$3,054	$(7,123)	$11,436
Noncash assets contributed to SmarDTV (Note 6)	$—	$6,651	$—
Net noncash assets transferred from DISH Network in exchange for Tracking Stock (Note 4)	$—	$—	$386,691
Noncash assets received from Sling TV Holding (Note 6)	$—	$—	$34,075
Reduction of capital lease obligation for AMC-15 and AMC-16 satellites	$—	$4,500	$—